                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) May 1, 1996

                              Waters Corporation
- -----------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

        Delaware                   0-14010             13-3668640
(State or other jurisdiction     (Commission         (IRS Employer
of incorporation)                File Number)      Identification  No.)

- --------------------------------------------------------------------------------

                                34 Maple Street
                         Milford, Massachusetts 01757
- --------------------------------------------------------------------------------
  (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code (508) 478-2000

                                Not Applicable
- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

                            Exhibit Index on page 5


                              Page 1 of 142 pages
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ITEM 2.    ACQUISITION OF ASSETS.

       As of May 1, 1996, Waters Corporation ("Waters") completed its acquisition of 100% of the capital stock of TA Instruments Inc. ("TAI") for $84 million in cash, subject to certain adjustments (the "Acquisition"). The Acquisition was financed through drawings on the revolving credit facility under the Company's Credit Agreement, dated as of November 22, 1995, among Waters Corporation, Waters Technologies Corporation, Bankers Trust Company and other Lenders party thereto (the "Credit Agreement"), as amended by the First Amendment to the Credit Agreement dated as of March 6, 1996. Net sales for TAI were approximately $47 million in 1995. TAI will operate as a wholly owned subsidiary of Waters Technologies Corporation, the Company's wholly owned operating company, with headquarters in New Castle, Delaware. As of May 1, 1996, TAI had approximately 200 employees worldwide. Manufacturing facilities are located in New Castle, Delaware and Leatherhead, England.

     In addition to the information contained herein, a more detailed description of the Acquisition from the Company's Registration Statement on Form S-1, Registration No. 333-3810, as filed with the Securities and Exchange Commission (the "Commission") on April 19, 1996 and amended by Amendment No. 1, as filed with the Commission on May 10, 1996 (the "Registration Statement") is incorporated by reference.

     PROPERTIES.

     TAI uses the following properties for manufacturing and for office space, each of which is leased. The Company believes that these facilities, together with planned expenditures for normal maintenance, capacity and technological improvements will provide adequate production capacity to meet current demand for TAI's products.


                                            OWNED OR    APPROXIMATE
LOCATION                     USE            LEASED      SQUARE FEET
- --------                     ---            ------      -----------
New Castle, Delaware    Manufacturing/      Leased           48,000
                        office space

Leatherhead, England    Manufacturing/      Leased           12,000
                        office space




ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Financial Statements of Business Acquired.

         i)  Incorporated by reference from the Registration Statement.

     (b) Proforma Financial Information.

         i)  Incorporated by reference from the Registration Statement.


                              Page 2 of 142 pages
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     (c)  Exhibits.

10.1 Agreement and Plan of Merger among Waters Corporation, TA Merger Sub, Inc. and TA Instruments, Inc. dated as of March 28, 1996 (the "Merger Agreement") Incorporated by reference from Exhibit 10.1 to the Company's Report on Form 8-K dated March 29, 1996.

10.2 Credit Agreement, dated as of November 22, 1995, among Waters Corporation, Waters Technologies Corporation, Bankers Trust Company and other Lenders party thereto. Incorporated by reference from Exhibit 10.1 to the Registration Statement.

10.3 First Amendment to the Credit Agreement dated as of March 6, 1996. Incorporated by reference from Exhibit 10.2 to the Registration Statement.

23.1  Consent of Arthur Andersen LLP.

99.5 Registration Statement on Form S-1, Registration No. 333-3810, as filed with the Commission on April 19, 1996 and amended by Amendment No. 1 as filed with the Commission on May 10, 1996.

                              Page 3 of 142 pages
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                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     WATERS CORPORATION



Dated: May 15, 1996      By:     /s/ Philip S. Taymor
                              --------------------------
                                   Philip S. Taymor
                                   Senior Vice President
                                   Chief Financial Officer


                              Page 4 of 142 pages
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                                 EXHIBIT INDEX

Exhibit No.                           Document                        Page
- -----------                           --------                        ----
23.1            Consent of Arthur Andersen LLP.                          7

99.5            Registration Statement on Form S-1, Registration         9
                No. 333-3810, as filed with the Commission on April 19, 1996 and amended by Amendment No. 1 as filed with the Commission on May 10, 1996.


                              Page 5 of 142 pages